Summary of significant accounting policies	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Summary of significant accounting policies

Note 3 – Summary of significant accounting policies

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for information pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”).

Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All transactions and balances among the Company and its subsidiaries have been eliminated upon consolidation.

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

Noncontrolling interest represents the portion of the net assets of a subsidiary attributable to interests that are not owned by the Company. The non-controlling interest is presented in the consolidated balance sheets, separately from equity attributable to the shareholders of the Company. Noncontrolling interest’s operating results are presented on the face of the consolidated statements of income and comprehensive income as an allocation of the total income for the year between noncontrolling shareholders and the shareholders of the Company.

Use of estimates and assumptions

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s consolidated financial statements include the estimated cost or input measure method used to calculate the revenue recognized in the Company’s sewage treatment systems installation business, the useful lives of property and equipment and intangible assets, impairment of long-lived assets, allowance for doubtful accounts and allowance for deferred tax assets and uncertain tax position. Actual results could differ from these estimates.

Foreign currency translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company in China conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statements of income accounts are translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive loss. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in accumulated other comprehensive loss amounted to $2,009,421 and $1,490,621 as of December 31, 2023 and 2022, respectively. The balance sheet amounts, with the exception of shareholders’ equity at December 31, 2023 and 2022 were translated at RMB 7.08 and RMB 6.96 to $1.00, respectively, and at HKD 7.81 and HKD 7.80 to $1.00, respectively. The shareholders’ equity accounts are stated at their historical exchange rates. The average translation rates applied to the statements of income accounts for the years ended December 31, 2023, 2022, and 2021 were to RMB 7.05, RMB 6.73, and RMB 6.45 to $1.00, respectively, and were HKD 7.83, HKD 7.83, and HKD 7.77 to $1.00, respectively. Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets.

Cash

Cash consists of cash on hand and deposits placed with banks or other financial institutions and have original maturities of less than three months.

Accounts receivable, net

Accounts receivable include trade accounts due from customers. Starting from January 1, 2023, the Company adopted ASU No.2016-13 “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASC Topic 326”). The Company used a modified retrospective approach, and the adoption does not have an impact on our consolidated financial statements. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary.

Other receivables, net

Other receivables primarily include advances to employees, and other deposits. Starting from January 1, 2023, the Company adopted ASC Topic 326 on its other receivables using the modified retrospective approach. The new credit loss guidance replaces the old model for measuring the allowance for credit losses with a model that is based on the expected losses rather than incurred losses. Under the new accounting guidance, the Company measures credit losses on its other receivables using the current expected credit loss model under ASC 326. As of December 31, 2023 and 2022, the Company provided allowance for credit loss of $500,857 and $474,758, respectively. For the years ended December 31, 2023, 2022, and 2021, the bad debt expense for other receivables amounted to $34,189, $144,415 and $37,032, respectively.

Contract assets and contract liabilities

Projects with performance obligations recognized over time that have revenue recognized to date in excess of cumulative billings are reported on our consolidated balance sheets as “Contract assets”. Provisions for estimated losses of contract assets on uncompleted contracts are made in the period in which such losses are determined.

Contract assets having billing terms with the unconditional right to be billed beyond one year are classified as non-current assets.

Contract liabilities on uncompleted contracts represent the amounts of cash collected from clients, billings to clients on contracts in advance of work performed and revenue recognized. The majority of these amounts are expected to be earned within twelve months and are classified as current liabilities.

Contract costs

Contract costs incurred during the initial phases of the Company’s sales contracts are capitalized when the costs relate directly to the contract, are expected to be recovered, and generate or enhance resources to be used in satisfying the performance obligation and such deferred costs will be recognized upon the recognition of the related revenue. These costs primarily consist of labor and material costs directly related to the contract.

The Company performs periodic reviews to assess the recoverability of the contract costs. The carrying amount of the asset is compared to the remaining amount of consideration that the Company expects to receive for the services to which the asset relates, less the costs that relate directly to providing those services that have not yet been recognized. If the carrying amount is not recoverable, an impairment loss is recognized. As of December 31, 2023 and 2022, no impairment loss was recognized.

Deferred Cost

The Company recognizes deferred cost from costs to fulfill a contract with a client if the costs are specifically identifiable, generate or enhance resources used to satisfy future performance obligations, and are expected to be recovered. The Company determined that substantially all costs related to implementation activities are administrative in nature and meet the capitalization criteria under Accounting Standards Codification (“ASC”) 340-40. These capitalized costs principally relate to upfront direct costs to obtain the contract.

Prepayments, net

Prepayments are cash deposited or advanced to suppliers for future inventory purchases or service providers for future services. These amounts are refundable and bear no interest. Prepayments also consist of prepaid consulting fees remitted to third parties in acquiring contracts with customers. Such consulting fee is refundable if the contract with the customer is not signed within the certain period indicated in the consulting service contract term. As of December 31, 2023, the Company has recorded approximately $0.5 million of prepaid consulting fees in prepayments related to obtaining two contracts with customers. However, as of the date of the issuance of these consolidated financial statements, the Company has not secured these two contracts through the bidding process. The Company has already collected approximately $0.4 million in prepaid consulting fees for the above-mentioned contracts and expects to collect the remaining amount by June 2024.

For any prepayments determined by management that will not be completed by the receipt of inventories, services, or refunded, the Company will recognize an allowance account to reserve for such balances. Management reviews its advances to suppliers on a regular basis to determine if the valuation allowance is adequate and adjusts the allowance when necessary. Delinquent account balances are written-off against allowance after management has determined that the likelihood of completion or collection is not probable. The Company’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary. As of December 31, 2023 and 2022, allowance for doubtful account for prepayments was $173,736 and $171,286, respectively.

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

Useful Life
Building	45 years
Equipment	4 - 10 years
Office equipment, fixtures and furniture	3 - 5 years
Automobiles	5 - 10 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income (loss). Expenditures for maintenance and repairs are charged to operations as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Intangible assets, net

The Company’s acquired intangible assets with definite useful lives only consist of patents. The Company amortizes its intangible assets with definite useful lives over their estimated useful lives and reviews these assets for impairment. The Company typically amortizes its patents with definite useful lives on a straight-line basis over the shorter of the contractual terms or the estimated economic lives, which is determined to be approximately eight to nine years.

Impairment for long-lived assets

Long-lived assets, including property and equipment and intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flows the assets are expected to generate and recognize an impairment loss when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. If an impairment is identified, the Company will reduce the carrying amount of the asset to its estimated fair value based on a discounted cash flows approach or, when available and appropriate, to comparable market values. As of December 31, 2023 and 2022, no impairment of long-lived assets was recognized.

Fair value measurement

The accounting standard regarding fair value of financial instruments and related fair value measurements defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company.

The accounting standards define fair value, establish a three-level valuation hierarchy for disclosures of fair value measurement and enhance disclosure requirements for fair value measures. The three levels are defined as follow:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted prices for identical assets and liabilities in inactive markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the financial instruments.

●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

Financial instruments included in current assets and current liabilities are reported in the consolidated balance sheets at face value or cost, which approximate fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rates of interest.

Prepaid initial public offering (“IPO”) costs

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs – SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Deferred IPO costs consist of underwriting, legal, accounting and other professional expenses incurred through the balance sheet date that are directly related to the Proposed Public Offering and that will be charged to shareholders’ equity upon the completion of the Proposed Public Offering. Should the Proposed Public Offering prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations.

Revenue recognition

The Company recognizes revenue under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (ASC 606). The Company recognizes revenue to depict the transfer of promised goods or services (that is, an asset) to customers in an amount that reflects the consideration to which the Company expects to receive in exchange for those goods or services. An asset is transferred when the customer obtains control of that asset. It also requires the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods or services transfers to a customer.

To achieve that core principle, the Company applies the five steps defined under Topic 606: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) the entity satisfies a performance obligation.

The Company accounts for a contract with a customer when the contract is committed in writing, the rights of the parties, including payment terms, are identified, the contract has commercial substance and consideration to collect is substantially probable.

In accordance with FASB ASC 340-40, “Other Assets and Deferred Costs”, which requires the capitalization of all incremental costs from obtaining and fulfilling a contract with a customer if such costs are expected to be recovered with the period of more than one year, the Company capitalizes certain contract acquisition costs consisting primarily of consulting fees and expects such consulting fees as a result of obtaining customer contracts to be recoverable. For contracts with a realization period of less than one year, the guidance provides a practical expedient that permits an entity to immediately expense contract acquisition costs when the asset that would have resulted from capitalizing these costs would have been amortized in one year or less.

Revenue recognition policies for each type of revenue steams are as follows:

i)	Sewage treatment systems

a)	Rendering of sewage treatment systems installation

Performance obligations satisfied over time

Sales relating to the installation of sewage treatment systems are generally recognized based on the Company’s efforts or inputs to the satisfaction of its performance obligation over time as work progresses because of the continuous transfer of control to the customer and the Company has the right to bill the customer as costs are incurred. The performance obligation includes the sewage treatment system and equipment that the Company sells as well as the continuous system installation to be performed. Typically, revenue is recognized over time using an input measure (i.e., costs incurred to date relative to total estimated costs at completion) to measure progress. The Company generally uses the cost-to-cost measure of progress method because it best depicts the transfer of control to the customer which occurs as the Company incurs costs on its contracts. Under the cost-to-cost measure of progress method, the extent of progress towards completion is measured based on the ratio of total costs incurred to date to the total estimated costs at completion of the performance obligation. Revenues, including estimated fees or profits, are recorded proportionally as costs are incurred. Any expected losses on construction-type contracts in progress are charged to operations, in total, in the period the losses are identified. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor and supplies. Contract modifications that extend or revise contract terms generally result in recognizing the impact of the revised terms prospectively over the remaining life of the modified contract (i.e., effectively like a new contract).

Part of the Company’s process of identifying whether there is a contract with a customer is to assess whether it is probable that the Company will collect substantially all of the consideration to which it will be entitled in exchange for goods or services that will be transferred to the customer. In assessing it is probable that the Company will collect substantially all of the consideration, the Company considers the following:

1)	Customary business practice and its knowledge of the customer

The Company procures contracts from city or provincial level state-owned construction companies that are responsible for constructing rural sewage infrastructures for local governments to sell, install and operate decentralized rural sewage treatment systems. Although the Company does not have a long period of sewage treatment system operations, historically, the collections from state-owned companies or local governments of their accounts receivable for sewage treatment services did not result in any significant write-downs. As a result, the Company believes it will collect substantially all of the consideration to which it is entitled to.

2)	Payment terms

The Company’s contract with the customer has payment terms specified based upon certain conditions completed. The payment terms usually include, but are not limited to, the following billing stages: 1) signing of the sales contract, 2) completion of delivery of system equipment to the job sites, 3) completion of system installations, 4) completion of water test and satisfaction of meeting national standards for sewage discharge, and 5) completion of maintenance periods. As the Company’s customers are required to pay the Company at different billing stages over the contract period, as such, the Company believes the progress payments limit the Company’s exposure to credit risk and the Company would be able to collect substantially all of the consideration gradually at different stages.

The timing of the satisfaction of our performance obligations is based upon the cost-to-cost measure of progress method, which is generally different than the timing of unconditional right of payment, and is based upon certain conditions completed as specified in the contract. The payment terms usually include, but are not limited to, the following billing stages: 1) signing of the sales contract, approximately 20% - 30% of the contract price, 2) completion of delivery of system equipment to the job sites, approximately 10% - 20% of the contract price, 3) completion of system installations, approximately 10% - 20% of the contract price, 4) completion of water test and satisfaction of national standards for sewage discharge, approximately 20% - 30% of the contract price, and 5) completion of maintenance periods, approximately 5% - 10% of the contract price. The timing between the satisfaction of our performance obligations and the unconditional right to payment would contribute to contract assets and contract liabilities.

Payment for sewage treatments systems is made by the customer pursuant to the billing schedule stipulated in the contract which is generally based on the progress of the construction. Cost based input methods of revenue recognition require the Company to make estimates of costs to complete its projects. In making such estimates, significant judgment is required to evaluate assumptions related to the costs to complete its projects, including materials, labor, contingencies, and other system costs. The estimate of unit material costs are reviewed and updated on a quarterly basis, based on the updated information available in the supply markets. The estimate of material quantities to be used for completion and the installation cost is also reviewed and updated on a quarterly basis, based on the updated information on the progress of project execution. If the estimated total costs on any contract, including any inefficient costs, are greater than the net contract revenues, the Company recognizes the entire estimated loss in the period the loss becomes known. The cumulative effect of revisions to estimates related to net contract revenues or costs to complete contracts are recorded in the period in which the revisions to estimates are identified and the amounts can be reasonably estimated. The effect of the changes on future periods are recognized as if the revised estimates had been used since revenue was initially recognized under the contract. Such revisions could occur in any reporting period, and the effects may be material depending on the size of the contracts or the changes in estimates.

The installation revenues of treatment system components are combined and considered as one performance obligation. The promises to transfer the equipment and system components and installation are not separately identifiable, which is evidenced by the fact that the Company provides a significant service of integrating the goods and services into a sewage treatment system for which the customer has contracted. The Company currently does not have any modifications of contracts and the contracts currently do not have any variable consideration. The transaction price is clearly identifiable within the Company’s sales contracts, the performance obligation of the Company’s equipment and system component and installation revenues.

Furthermore, the installation revenues and sales of treatment system components normally includes assurance-type warranties that the Company’s performance is free from material defect and consistent with the specifications of the Company’s contract, which do not give rise to a separate performance obligation. To the extent the warranty terms provide the customer with an additional service, such as extended maintenance services, such warranty is accounted for as a separate performance obligation even though it is embedded in the sewage treatment system and installation sales contract, which is generally between one to two years after installation. Revenue generated from maintenance services are clearly identifiable and distinguished from the equipment and system component and installation revenues.

The Company has no obligations for returns, refunds or similar obligations for its sewage treatment system installations.

As of December 31, 2023, the Company had collections allocated to remaining performance obligations for sewage treatment system installments amounting to $15,809,774 which is expected to be recognized upon the satisfaction of the performance obligations within 12 months from December 31, 2023 using an input measure method.

b)	Rendering of sewage treatment system maintenance services

Performance obligations satisfied over time

Revenue from sewage treatment system maintenance service contracts require the Company to render repair or maintenance on any system failure during the contracted maintenance periods, which is generally between one to two years. Revenue generated from sewage treatment system maintenance services is recognized over the coverage period on a straight-line basis.

The maintenance contract revenue is embedded in the installation contract but clearly identifiable for such maintenance services, which is generally between one to two years after installation. This clause includes identifiable payment terms within the sales contract, which the Company believes can be distinguished from the installation services should the Company need to separately enter the installation and maintenance service contracts. Maintenance services revenues are immaterial to the Company’s consolidated statements of income and comprehensive income for the years ended December 31, 2023, 2022, and 2021.

As of December 31, 2023, the Company had transaction price allocated to remaining performance obligations for rendering sewage treatment services amounting to $562,609 which is expected to be recognized within 12 months from December 31, 2023 and $483,698 is expected to be recognized subsequent to December 31, 2023, all on a straight-line basis.

c)	Financing revenues

Performance obligations satisfied over time

Financing revenues on interest income from long term contracts with payment terms over one year are recognized as financing revenues over the payment term based on the effective interest rate method determined using the Company’s incremental borrowing rate.

ii)	Sewage treatment services

a)	Rendering of sewage treatment services

Performance obligations satisfied over time

Revenue from sewage treatment service contracts requires the Company to render treatment services on a one-time basis or based upon a specified treatment period, which is generally one year or less. The Company’s performance obligations are generally satisfied over time because customers receive and consume the benefits of such services and the Company has the right to bill the customer as services are performed. Revenue generated from sewage treatment service is recognized using an input measure method, (i.e., labor costs incurred to date relative to total estimated labor cost at completion) to measure progress. Under the labor cost measure of progress method, the extent of progress towards completion is measured based on the ratio of total labor cost incurred to date to the total estimated labor cost at completion of the performance obligation. Revenue, including estimated fees or profits, are recorded proportionally as labor costs are incurred. The Company considers labor time as the best available indicator of the pattern and timing in which contract obligations are fulfilled. The Company has a long history of sewage treatment services resulting in its ability to reasonably estimate the service hours expected to be incurred and the progress toward completion on each fixed-price contract based on the proportion of service hours incurred to date relative to total estimated service hours at completion. Estimated contract costs are based on the budgeted service hours, which are updated based on the progress toward completion on a monthly basis. Pursuant to the contract terms, the Company has enforceable right to payments for the work performed. Provisions for estimated losses, if any, on uncompleted contracts are recorded in the period in which such losses become probable based on the current contract estimates. Costs of sewage treatment services are expensed in the period in which they are incurred.

The Company’s disaggregated revenue streams are summarized and disclosed in Note 17.

The Company applies a practical expedient to expense costs as incurred for costs to obtain a contract with a customer when the amortization period is one year or less. The Company has no material incremental costs of obtaining contracts with customers that the Company expects the benefit of those costs to be longer than one year which need to be recognized as assets.

Warranty provision

The Company generally provides limited warranties for work performed under its contracts. At the time a sale is recognized, the Company records estimated future warranty costs under FASB ASC 460, “Guarantees”. Such estimated costs for warranties are estimated at completion and these warranties are not service warranties separately sold by the Company. Generally, the estimated claim rates of warranties is based on actual warranty experience or the Company’s best estimate. There were no such reserves for the years ended December 31, 2023, 2022, and 2021, because the Company’s historical warranty expenses have been immaterial to the Company’s consolidated financial statements.

Advertising costs

Advertising costs amounted to $22,677, $61,566 and $95,808 for the years ended December 31, 2023, 2022, and 2021, respectively. Advertising costs are expensed as incurred and included in selling expenses.

Research and development (“R&D”)

R&D expenses include salaries and other compensation-related expenses paid to the Company’s research and product development personnel while they are working on R&D projects, as well as raw materials used for the R&D projects. R&D expenses amounted to $80,948, $112,668 and $136,690 for the years ended December 31, 2023, 2022, and 2021, respectively.

Value added taxes (“VAT”)

Revenue represents the invoiced value of products or services, net of VAT. The VAT is based on gross sales price and VAT rates range from 6% up to 17% prior to May 2018, up to 16% starting in May 2018, and up to 13% starting in April 2019, depending on the type of products sold or services provided. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. The net VAT balance between input VAT and output VAT is recorded in taxes payable. All of the VAT returns filed by the Company’s subsidiaries in China, have been and remain subject to examination by the tax authorities for five years from the date of filing.

Income taxes

The Company accounts for income taxes in accordance with ASC 740, “Accounting for income taxes”. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred taxes are accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the consolidated financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Net deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the net deferred tax asset will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that has greater than 50% likelihood of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. No penalties and interest incurred related to underpayment of income tax are classified as other expense in the period incurred. PRC tax returns filed in 2019 to 2023 are subject to examination by any applicable tax authorities.

Comprehensive income

Comprehensive income consists of two components, net income and other comprehensive income. Other comprehensive income refers to revenue, expenses, gains and losses that under GAAP are recorded as an element of shareholders’ equity but are excluded from net income. Other comprehensive income consists entirely of foreign currency translation adjustments resulting from the U.S. dollar not being the Company’s functional currency.

Earnings per share

The Company computes earnings per share (“EPS”) in accordance with FASB ASC 260, “Earnings per Share”. FASB ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average ordinary shares outstanding during the reporting period. Diluted EPS presents the dilutive effect on a per share basis of the potential ordinary shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. For the years ended December 31, 2023, 2022, and 2021, there were no potential dilutive shares.

Employee benefits

The full-time employees of the Company are entitled to staff welfare benefits including medical care, housing fund, pension benefits, unemployment insurance and other welfare, which are government mandated defined contribution plans. The Company is required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans out of the amounts accrued. Total expenses for the plans were $166,199, $171,674 and $135,713 for the years ended December 31, 2023, 2022, and 2021, respectively.

Statutory reserves

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profit to the non-distributable “statutory surplus reserve fund”. Subject to certain cumulative limits, the “statutory surplus reserve fund” requires annual appropriations of 10% of after-tax profits until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) at each year-end). For foreign invested enterprises and joint ventures in the PRC, annual appropriations should be made to the “reserve fund”. For foreign invested enterprises, the annual appropriation for the “reserve fund” cannot be less than 10% of after-tax profits until the aggregated appropriations reach 50% of the registered capital (as determined under PRC GAAP at each year-end). If the Company has accumulated losses from prior periods, the Company is able to use the current period net income after tax to offset against the accumulated losses.

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Company’s management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate would have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

Lease

Effective January 1, 2022, the Company adopted ASU 2016-02, “Leases” (Topic 842), and elected the practical expedients that does not require us to reassess: (1) whether any expired or existing contracts are, or contain, leases, (2) lease classification for any expired or existing leases and (3) initial direct costs for any expired or existing leases. For lease terms of twelve months or fewer, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. The Company recognized ROU assets and lease liabilities of $201,180 upon adoption of this standard on January 1, 2022.

If any of the following criteria are met, the Company classifies the lease as a finance lease:

The lease transfers ownership of the underlying asset to the lessee by the end of the lease term;

●	The lease grants the lessee an option to purchase the underlying asset that the Company is reasonably certain to exercise;
●	The lease term is for 75% or more of the remaining economic life of the underlying asset, unless the commencement date falls within the last 25% of the economic life of the underlying asset;
●	The present value of the sum of the lease payments equals or exceeds 90% of the fair value of the underlying asset; or
●	The underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term.

Leases that do not meet any of the above criteria are accounted for as operating leases.

The Company combines lease and non-lease components in its contracts under Topic 842, when permissible.

Operating lease right-of-use (“ROU”) asset and lease liability are recognized at the adoption date of January 1, 2022 or the commencement date, whichever is earlier, based on the present value of lease payments over the lease term. Since the implicit rate for the Company’s leases is not readily determinable, the Company uses its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is the rate of interest that the Company would have to pay to borrow, on a collateralized basis, an amount equal to the lease payments, in a similar economic environment and over a similar term.

Lease terms used to calculate the present value of lease payments generally do not include any options to extend, renew, or terminate the lease, as the Company does not have reasonable certainty at lease inception that these options will be exercised. The Company generally considers the economic life of its operating lease ROU asset to be comparable to the useful life of similar owned assets. The Company has elected the short-term lease exception, therefore operating lease ROU assets and liabilities do not include leases with a lease term of twelve months or less. Its leases generally do not provide a residual guarantee.

The operating lease ROU asset also excludes lease incentives. Lease expense is recognized on a straight-line basis over the lease term for operating lease.

The Company reviews the impairment of its ROU asset consistent with the approach applied for its other long-lived assets. The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Company has elected to include the carrying amount of its operating lease liabilities in any tested asset group and includes the associated operating lease payments in the undiscounted future pre-tax cash flows. For the years ended December 31, 2023 and 2022, the Company did not recognize an impairment loss on its operating lease ROU asset.

Recently issued accounting pronouncements

In October 2023, the FASB issued ASU 2023-06, Disclosure Improvements — codification amendments in response to SEC’s disclosure Update and Simplification initiative which amend the disclosure or presentation requirements of codification subtopic 230-10 Statement of Cash Flows—Overall, 250-10 Accounting Changes and Error Corrections— Overall, 260-10 Earnings Per Share— Overall, 270-10 Interim Reporting— Overall, 440-10 Commitments—Overall, 470-10 Debt—Overall, 505-10 Equity—Overall, 815-10 Derivatives and Hedging—Overall, 860-30 Transfers and Servicing—Secured Borrowing and Collateral, 932-235 Extractive Activities— Oil and Gas—Notes to Financial Statements, 946-20 Financial Services— Investment Companies— Investment Company Activities, and 974-10 Real Estate—Real Estate Investment Trusts—Overall. The amendments represent changes to clarify or improve disclosure and presentation requirements of above subtopics. Many of the amendments allow users to more easily compare entities subject to the SEC’s existing disclosures with those entities that were not previously subject to the SEC’s requirements. Also, the amendments align the requirements in the Codification with the SEC’s regulations. For entities subject to existing SEC disclosure requirements or those that must provide financial statements to the SEC for securities purposes without contractual transfer restrictions, the effective date aligns with the date when the SEC removes the related disclosure from Regulation S-X or Regulation S-K. Early adoption is not allowed. For all other entities, the amendments will be effective two years later from the date of the SEC’s removal. The Company is currently evaluating the impact of the update on the Company’s consolidated financial statements and related disclosures.

In November 2023, the FASB issued ASU 2023-07, which is an update to Topic 280, Segment Reporting. The amendments in this Update improve financial reporting by requiring disclosure of incremental segment information on an annual and interim basis for all public entities to enable investors to develop more decision-useful financial analyses. The amendments in this update: (1) require that a public entity disclose, on an annual and interim basis, significant segment expenses that are regularly provided to the chief operating decision maker (CODM) and included within each reported measure of segment profit or loss (collectively referred to as the “significant expense principle”), (2) Require that a public entity disclose, on an annual and interim basis, an amount for other segment items by reportable segment and a description of its composition. The other segment items category is the difference between segment revenue less the segment expenses disclosed under the significant expense principle and each reported measure of segment profit or loss, (3) Require that a public entity provide all annual disclosures about a reportable segment’s profit or loss and assets currently required by Topic 280 in interim periods, and (4) Clarify that if the CODM uses more than one measure of a segment’s profit or loss in assessing segment performance and deciding how to allocate resources, a public entity may report one or more of those additional measures of segment profit. However, at least one of the reported segment profit or loss measures (or the single reported measure, if only one is disclosed) should be the measure that is most consistent with the measurement principles used in measuring the corresponding amounts in the public entity’s consolidated financial statements. In other words, in addition to the measure that is most consistent with the measurement principles under generally accepted accounting principles (GAAP), a public entity is not precluded from reporting additional measures of a segment’s profit or loss that are used by the CODM in assessing segment performance and deciding how to allocate resources, (5) Require that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources, and (6) Require that a public entity that has a single reportable segment provide all the disclosures required by the amendments in this Update and all existing segment disclosures in Topic 280. The amendments in this Update also do not change how a public entity identifies its operating segments, aggregates those operating segments, or applies the quantitative thresholds to determine its reportable segments. The amendments in this Update are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. A public entity should apply the amendments in this Update retrospectively to all prior periods presented in the financial statements. Upon transition, the segment expense categories and amounts disclosed in the prior periods should be based on the significant segment expense categories identified and disclosed in the period of adoption. The Company is currently evaluating the impact of the update on the Company’s consolidated financial statements and related disclosures.

In December 2023, the FASB issued ASU 2023-09, which is an update to Topic 740, Income Taxes. The amendments in this update related to the rate reconciliation and income taxes paid disclosures improve the transparency of income tax disclosures by requiring (1) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. The amendments allow investors to better assess, in their capital allocation decisions, how an entity’s worldwide operations and related tax risks and tax planning and operational opportunities affect its income tax rate and prospects for future cash flows. 5 The other amendments in this Update improve the effectiveness and comparability of disclosures by (1) adding disclosures of pretax income (or loss) and income tax expense (or benefit) to be consistent with U.S. Securities and Exchange Commission (SEC) Regulation S-X 210.4-08(h), Rules of General Application—General Notes to Financial Statements: Income Tax Expense, and (2) removing disclosures that no longer are considered cost beneficial or relevant. For public business entities, the amendments in this Update are effective for annual periods beginning after December 15, 2024. For entities other than public business entities, the amendments are effective for annual periods beginning after December 15, 2025. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in this Update should be applied on a prospective basis. Retrospective application is permitted. The Company is currently evaluating the impact of the update on Company’s consolidated financial statements and related disclosures.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated balance sheets, statements of income and statements of cash flows.